UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2014

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

As previously disclosed, on April 29, 2014, Exelon Corporation, a Pennsylvania corporation (“Exelon”), entered into an Agreement and Plan of Merger (the “Original Merger Agreement”) by and among Exelon, Purple Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Exelon (“Merger Sub”), and Pepco Holdings, Inc., a Delaware corporation (“PHI”). The Original Merger Agreement was amended and restated by the Amended and Restated Agreement and Plan of Merger, dated as of July 18, 2014, among Exelon, Merger Sub and PHI.

Under the provisions of the Hart-Scott-Rodino Act (HSR Act), Exelon and PHI may not complete their proposed merger until Exelon and PHI have made filings with the United States Department of Justice (DOJ) and the Federal Trade Commission, and the applicable HSR Act waiting period has expired or been terminated. Exelon and PHI initially filed pre-merger notifications under the HSR Act on August 6, 2014. Following informal discussions with the DOJ, on September 5, 2014, Exelon voluntarily withdrew its pre-merger notification filing and refiled it on September 9, 2014. On October 9, 2014 PHI and Exelon each received a request for additional information from the DOJ. The request for additional information had the effect of extending the DOJ review period until 30 days after PHI and Exelon each certified that it had substantially complied with the request.

On November 21, 2014, Exelon and PHI each certified that it had substantially complied with the request. Accordingly, the HSR Act waiting period expired on December 22, 2014, and the HSR Act no longer precludes completion of the merger. Although the DOJ allowed the waiting period under the HSR Act to expire without taking any action with respect to the merger, the DOJ has not advised Exelon or PHI that it has concluded its investigation.

The proposed merger has received approvals from the Virginia State Corporation Commission and the Federal Energy Regulatory Commission. In addition, the transfer of control of certain communications licenses held by certain of PHI’s subsidiaries has been approved by the Federal Communications Commission. The proposed merger remains subject to approval by the public service commissions of the District of Columbia, Delaware, Maryland, and New Jersey. Exelon and PHI continue to expect to complete the merger in the second or third quarter of 2015.

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Cautionary Statements Regarding Forward-Looking Information

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s Third Quarter 2014 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 18; and (3) other factors discussed in filings with the SEC by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Bruce G. Wilson
Bruce G. Wilson
Senior Vice President, Deputy General Counsel, and Corporate Secretary
Exelon Corporation

December 23, 2014